UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

BRC Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41275	87-3277812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 S. 500 W
Salt Lake City, UT 84101
(Address of principal executive offices, including Zip Code)
(801) 874-1189
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BRCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 6, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of BRC Inc. (the “Company”), based on the recommendations of, and after consultation with, the Company's management, concluded that the Company's previously issued consolidated statements of cash flows for the nine months ended September 30, 2023 (the “Non-Reliance Period”), included in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2023 (the “Form 10-Q”), should no longer be relied upon due to certain errors identified by management. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications describing the Company’s financial results for the nine-months ended September 30, 2023 should no longer be relied upon. The Company's management and the Audit Committee have discussed the matters described herein with Ernst & Young LLP, the Company's independent registered public accounting firm. The identified errors had no impact on the Company's cash balances or consolidated balance sheet as of September 30, 2023, or on the consolidated income statements for the three or nine-month period ended September 30, 2023.
The following summarizes the nature and effect of the identified errors:

•
Losses on the disposal of assets were incorrectly reported as a reduction to cash outflows for capital expenditures instead of being reported in operating activities as required by generally accepted accounting principles. This resulted in an overstatement of cash used in operating activities and an understatement of cash used in investing activities of $4.4 million for the nine months ended September 30, 2023 on the consolidated statement of cash flows reported on Form 10-Q.

•
The method used to calculate the non-cash portion of capital expenditures was incorrect and resulted in an overstatement of cash used in operating activities and an understatement of cash used in investing activities by approximately $2.3 million for the nine months ended September 30, 2023 on the consolidated statement of cash flows reported on Form 10-Q.

Accordingly, the Audit Committee concluded that it is appropriate to correct the errors in the Company’s consolidated statement of cash flows for the Non-Reliance Period included in the Form 10-Q, by restating the consolidated statement of cash flows because the errors in the consolidated statement of cash flows are material to the consolidated financial statements for the Non-Reliance Period.  The Company will disclose in its December 31, 2023 Annual Report on Form 10-K the restated consolidated statement of cash flows for the Non-Reliance Periods (“Restatements”).
The Company is currently working to complete the filing of its December 31, 2023 Annual Report on Form 10-K as soon as practicable, which will include the Restatements.
Management is assessing the effect of these Restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company will report a material weakness as a result of these Restatements in its Annual Report on Form 10-K for the year ended December 31, 2023. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Period.
The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with its independent registered public accounting firm, Ernst & Young LLP.

Forward-Looking Statements
This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including: the expected adjustments to the Company’s financial statements, including the estimated amount and impact of adjustments on the Company’s financial statements, and the potential for a material weakness determination resulting from the Restatements described above. The Company’s future results may also be impacted by other risk factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company's Annual Reports on Form 10-K, as well as other filings on Form 10-Q and periodic filings on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2024	BRC INC.

	By:	/s/ Stephan Kadenacy
Stephan Kadenacy Chief Financial Officer